MULTI-STRATEGY GROWTH & INCOME FUND

Supplement dated January 11, 2016

to the Prospectus dated July 1, 2015

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1. The second paragraph that appears on page 1 under PROSPECTUS SUMMARY is revised in its entirety to read as follows:

Investment Objective and Policies. The Fund’s investment objective is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities: (1) public and private real estate investment trusts (“REITs”), (2) alternative investment funds (“AIFs”), which include business development companies (“BDCs”) as well as funds commonly known as “hedge funds,” (3) master limited partnerships (“MLPs”), (4) common and preferred stocks, (5) structured notes, notes, bonds and asset-backed securities and (6) by writing covered call options. The Fund also executes investments in the preceding types of securities through index-linked or actively managed exchange-traded funds (“ETFs”), mutual funds and closed-end funds (collectively “Underlying Funds”). The Fund defines AIFs as BDCs, limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to traditional stocks and bonds. In general, the Fund defines an alternative strategy as one that is different from seeking returns from buying and holding traditional stocks and bonds. The Fund invests in securities of issuers without restriction as to market capitalization. The majority of the Fund’s investments are not publicly traded, or are traded in over-the-counter markets that have less liquidity than exchange-traded securities. Consequently, the majority of the Fund’s investments are illiquid.

2. The following paragraph is added to page 5 immediately before the paragraph entitled Credit Risk:

Covered Call Option Risk. Selling covered call options will limit the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

3. The first paragraph on page 13 under Investment Objectives and Policies is revised in its entirety to read as follows:

The Fund’s investment objective is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities: (1) public and private real estate investment trusts (“REITs”), (2) alternative investment funds (“AIFs”), which include business development companies (“BDCs”) and funds commonly known as “hedge funds,” (3) master limited partnerships (“MLPs”), (4) common and preferred stocks, (5) structured notes, notes, bonds and asset-backed securities and (6) by writing covered call options. The Fund defines AIFs as BDCs, limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to traditional stocks and bonds. The Fund invests in securities of issuers without restriction as to market capitalization. The majority of the Fund’s investments are not publicly traded or are traded in over-the-counter markets that have less liquidity than exchange-traded securities. Consequently, the majority of the Fund’s investments are illiquid.

4. The following paragraph is added to page 20 immediately before the paragraph entitled Credit Risk:

Covered Call Option Risk. Selling covered call options will limit the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Writing call options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Written call options are subject to liquidity risk and might be difficult to cover (buy back) or initially sell, possibly preventing the Fund from executing positions at an advantageous time or price.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated July 1, 2015, and the Supplement to the Statement of Additional Information dated December 16, 2015; each provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-601-3841. The Prospectus and Statement of Additional Information, as well as any supplements thereto, may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You should retain this Supplement for future reference.